UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2014

BOURBON BROTHERS HOLDING CORPORATION
 (Name of registrant as specified in its charter)

Colorado	000-52853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
(Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 15, 2014, Bourbon Brothers Holding Corporation (the "Company") issued a press release announcing an additional restaurant concept to be located in Lone Tree, Colorado.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01 Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of July 2014.

Bourbon Brothers Holding Corporation

By:	/s/ Mittchell Roth
Mitchell Roth, President